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                                                                   EXHIBIT 10.49



                        AMENDMENT NO. 1 TO LOAN DOCUMENTS


         THIS AMENDMENT NO. 1 TO LOAN DOCUMENTS (this "Amendment"), is entered into as of April 22, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and LEISURE TIME CRUISE CORPORATION, a Colorado corporation ("Borrower"), with its chief executive office located at 1284 Miller Road, Avon, Ohio 44011, with reference to the following facts:

         A. Borrower and Foothill are parties to that certain Security Agreement dated as of October 9, 1998 (the "Security Agreement"). All initially capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement.

         B. As of April ___, 1999, Borrower is indebted to Foothill pursuant to the Loan Documents in the principal amount of $____________________, without offset or defense (the "Original Term Loan"). The Original Term Loan is evidenced by that certain Secured Promissory Note, in the original principal amount of $3,000,000.00, dated October 9, 1998, executed by Borrower in favor of Foothill. The Obligations under the Loan Documents are secured by the Collateral described in the Loan Documents.

         C. Borrower has requested that Foothill provide certain financing to affiliates of Borrower's, Leisure Express Cruise, L.L.C., (the "Leisure Express Term Loan"), and Florida Casino Cruises, Inc., (the "Florida Casino Term Loan"). (The Leisure Express Term Loan and the Florida Casino Term Loan may hereinafter from time to time be referred to collectively as the "New Term Loans.") To induce Foothill to make the New Term Loans, Borrower has agreed to (i) execute a Continuing Guaranty in favor of Foothill with respect to the New Term Loans (the "Borrower Guaranty"), and (ii) grant a security interest in the Collateral in favor of Foothill to secure the Borrower Guaranty (in addition to continuing to secure the Obligations described in the Security Agreement).

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Foothill hereby agree to the above Recitals and as follows:

         1. AMENDMENTS TO SECURITY AGREEMENT. The Security Agreement is hereby amended as follows:

            1.1 Definitions.

                1.1.1 The term "Equipment" which appears in Section 1.1 of the Security Agreement is hereby amended to read in its entirety as follows:


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         "Equipment" means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods, including, without limitation, all items of equipment and other personal property located on the Vessels, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located. Notwithstanding the foregoing, "Equipment" shall not include any vessels acquired by Borrower after the Closing Date (except to the extent such after-acquired vessel(s) constitute proceeds of the Vessels or are vessels pertaining to the Vessels)."

                1.1.2 The term "Loan Documents" as defined in the Security Agreement is hereby amended and supplemented to include (i) this Amendment, and
(ii) the Borrower Guaranties.

                1.1.3 The term "Obligations" as defined in the Security Agreement shall be deemed to include all obligations of Borrower now or hereafter arising under or in connection with the Borrower Guaranties.

                1.1.4 The following terms are hereby added to Section 1.1 of the Security Agreement:

            ""Borrower Guaranty" means that acertain Continuing Guaranty, dated April 22, 1999, executed by Borrower in favor of Foothill which pertains to the Florida Casino Obligations and the Leisure Express Obligations."

            ""Florida Casino" means Florida Casino Cruises, Inc., a Georgia corporation."

            ""Florida Express Obligations" means all of the "Obligations" described in that certain Security Agreement, dated April 22, 1999, executed by Florida Casino in favor of Foothill."

            ""Leisure Express" means Leisure Express Cruise, L.L.C., a Colorado limited liability company."

            ""Leisure Express Obligations" means all of the "Obligations" described in that certain Security Agreement, dated April 22, 1999, executed by Leisure Express in favor of Foothill."

                1.2 References to Exhibit "A" and Exhibit "E-1". The references to Exhibit "A" and Exhibit "E-1" in the Security Agreement shall both mean Schedule "E-1" attached to the Security Agreement.


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                1.3 Section 3.2. Section 3.2 of the Security Agreement is hereby amended to read in its entirety as follows:

            "3.2 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect until all Obligations, all Leisure Express Obligations, and all Florida Casino Obligations have been fully and finally discharged."

                1.4 Section 4.1. Section 4.1 of the Security Agreement is hereby amended to read in its entirety as follows:

            "4.1 Grant of Security Interest. Borrower hereby grants to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure (i) prompt repayment of any and all Obligations, (ii) prompt repayment of any and all "Guaranteed Obligations" described in the Borrower Guaranty, and (iii) prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interest in the Collateral shall attach to all Collateral without further act on the part of Foothill or Borrower."

                1.5 Section 5.2. Section 5.2 of the Security Agreement is hereby amended to add the following location for Equipment:

            The vessel known as the Leisure Express, United States Official No.:
            594643.

                1.6 Section 6.11. The following sentence is hereby added to the end of Section 6.11 of the Security Agreement:

            "In addition, Borrower shall arrange for the immediate removal of any gaming equipment (including but not limited to all Collateral) located on the Leisure Express if the use or possession of such equipment on the Leisure Express is prohibited (or becomes prohibited due to a change in law), and such equipment shall be relocated to a place acceptable to Foothill."

                1.7 Schedule "E-2". Schedule "E-2 attached to the Security Agreement is hereby deleted.

                1.8 Section 8. The word "or" which appears at the end of Section
8.11 is hereby deleted, the period (".") at the end of Section 8.12 is hereby replaced with a semi-colon (";") and the word "or", and the following new
Section 8.13 is hereby added to the Security Agreement:


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            "If any "default" or "Event of Default" occurs under or in connection with the loan documents evidencing, or pertaining to, the Leisure Express Obligations and/or the Florida Casino Obligations."

            2. REIMBURSEMENT FOR COSTS AND EXPENSES. Concurrently with the execution of this Amendment by Borrower, Borrower shall pay to Foothill an amount equal to the costs and expenses incurred by Foothill in connection with this Amendment (including, but not limited to, attorney's fees and costs).

            3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not be effective until the following conditions precedent have been satisfied (as determined by Foothill in Foothill's sole and absolute discretion):

               3.1 Foothill shall have received a fully executed Consent of Guarantors, in the form attached hereto as Exhibit "A";

               3.2 Borrower shall have delivered to Foothill duly executed original copies of this Amendment and the Borrower Guaranty (in form and substance acceptable to Foothill);

               3.3 Foothill shall have received a fully executed Second Amendment to First Preferred Ship Mortgage, in the form attached hereto as Exhibit "B";

               3.4 Borrower shall have delivered to Foothill certified resolutions of Borrower approving (i) this Amendment (and the transactions contemplated thereby), (ii) the execution and delivery of this Amendment and the Borrower Guaranty, and (iii) all other Loan Documents contemplated in connection with this Amendment;

               3.5 There shall have been no deterioration in the financial condition of Borrower after October 1, 1998; and

               3.6 All other documents and legal matters in connection with the transactions contemplated hereby shall have been delivered, executed, and/or recorded (as appropriate) and shall be in form and substance satisfactory to Foothill and its counsel.

            4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that no Event of Default has occurred and is continuing under the Security Agreement. Borrower confirms that all representations and warranties set forth in the Security Agreement (including, but not limited to, the representations and warranties contained in Section 5 of the Security Agreement) are true and correct as of the date of this Amendment.

            5. SECURITY AGREEMENT IN FULL FORCE; INCORPORATION OF OTHER TERMS. The Security Agreement and all other Loan Documents executed in


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connection therewith, as amended and supplemented by this Amendment, shall remain in full force and effect in accordance with their terms as amended and supplemented by this Amendment. The terms and conditions of Sections 13, 15.2, 15.3, 15.4, 15.5, 15.6, and 15.7 of the Security Agreement are hereby incorporated by reference, provided that all references to "Agreement" in such sections shall mean "Amendment" for purposes of this Amendment. This Amendment cannot be changed or terminated orally. This Amendment together with the Security Agreement and the other Loan Documents (including the documents and instruments executed in connection with this Amendment), reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted, modified, or qualified by any other agreement, oral or written, whether before or after the date hereof.

            6. CANCELLATION OF PRIOR AMENDMENT NO. 1. In contemplation of Foothill providing to Borrower an additional capital expenditure credit facility of up to $325,000 (the "Proposed Capital Expenditure Line of Credit"), Foothill prepared an Amendment No. 1 to Loan Documents, a Secured Promissory Note, Amendment to First Preferred Ship Mortgage, and related documents, which were signed by Borrower and delivered to Foothill (the "Proposed Capital Expenditure Line Documents"). Borrower acknowledges and agrees that (i) Borrower elected not to proceed with the Proposed Capital Expenditure Line of Credit and Foothill has no obligation to provide such financing to Borrower, (ii) the Proposed Capital Expenditure Line Documents were never accepted by Foothill and never came into effect, and, to the extent necessary, are hereby deemed to be cancelled and of no further force and effect, and (iii) Foothill may discard and destroy all copies of the Proposed Capital Expenditure Line Documents.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Loan Documents to be executed and delivered to Foothill at Foothill's offices in Los Angeles, California.

                                         LEISURE TIME CRUISE CORPORATION,
                                         a Colorado corporation

                                         By: /s/
                                            -----------------------------------
                                            Print Name:
                                            Title:

Accepted and effective this
22nd day of April, 1999

FOOTHILL CAPITAL CORPORATION,
a California corporation

By: /s/
   --------------------------------
Print Name:
Its:


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                                   Exhibit "A"

                         [FORM OF] CONSENT OF GUARANTORS

            THIS CONSENT OF GUARANTORS (this "Consent") is made as of this ____ day of April, 1999, by ALAN JOHNSON, individually, LEISURE TIME CASINOS & RESORTS, INC., and LEISURE TIME TECHNOLOGY, INC. (collectively, the "Guarantors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with reference to the following:

         A. Foothill and LEISURE TIME CRUISE CORPORATION, a Colorado corporation ("Borrower"), entered into that certain Security Agreement dated as of October 9, 1998 (the "Security Agreement"), in connection with which Foothill agreed to provide certain financial accommodations to Borrower. To induce Foothill to provide such financial accommodations, the Guarantors each executed a Continuing Guaranty in favor of Foothill, both of which are dated as of October 9, 1998 (collectively, the "Guaranties").

         B. Borrower has requested that Foothill modify and amend the terms of the Security Agreement pursuant to the terms and conditions set forth in that certain Amendment No. 1 to Loan Documents, of even date herewith ("Amendment No. 1").

         C. To induce Foothill to enter into Amendment No. 1, the Guarantors have agreed to execute and deliver this Consent to Foothill.

            NOW, THEREFORE, in consideration of the foregoing recitals (all of which are incorporated herein) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

         1. Review and Approval of Loan Documents. The Guarantors have been provided with copies of each of the Loan Documents (including, but not limited to, Amendment No. 1), and the Guarantors acknowledge and confirm that they have reviewed and approved the terms of the Loan Documents and Amendment No. 1.

         2. Full Force and Effect; Ratification and Reaffirmation of the Guaranties. All provisions of the Guaranties shall remain in full force and effect and are hereby ratified and reaffirmed by the Guarantors.


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            IN WITNESS WHEREOF, this Consent of Guarantors is executed as of the day and year first above mentioned.


                                    /s/ ALAN JOHNSON
                                   --------------------------------------------
                                   ALAN JOHNSON, individually,


                                   LEISURE TIME CASINOS & RESORTS, INC.

                                   By: /s/
                                      -----------------------------------------
                                   Print Name:
                                   Title:


                                   LEISURE TIME TECHNOLOGY, INC.

                                   By: /s/
                                      -----------------------------------------
                                   Print Name:
                                   Title:


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                                   Exhibit "B"

           [FORM OF] SECOND AMENDMENT TO FIRST PREFERRED SHIP MORTGAGE





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